Filed Pursuant to Rule 497(a)

File No. 333-230014

Rule 482ad

Pricing Terms

PENNANTPARK INVESTMENT CORP.

$75,000,000

5.50% Notes Due 2024

Pricing Term Sheet

September 24, 2019

The following sets forth the final terms of the 5.50% Notes due 2024 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated September 24, 2019, together with the accompanying prospectus dated April 29, 2019, relating to these securities (the “Preliminary Prospectus”) and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	PennantPark Investment Corp. (the “Company”)

Title of the Securities:	5.50% Notes due 2024

Expected Rating:*	Egan Jones Rating Company: BBB+

Initial Aggregate Principal Amount Being Offered:	$75,000,000

Over-Allotment Option:	$11,250,000 aggregate principal amount of Notes within 30 days of the date hereof solely to cover over- allotments, if any.

Issue Price:	$25.00**

Principal Payable at Maturity:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as the Company may designate.

Type of Note:	Fixed rate note

Listing:	The Company intends to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “PNNTG”.

Stated Maturity Date:	October 15, 2024

Interest Rate:	5.50% per year

Underwriting Discount:	3.00% (or $2,250,000 total assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	97.00% (or $72,750,000 total assuming the over-allotment option is not exercised)

Day Count Basis:	360-day year of twelve 30-day months

Trade Date:	September 24, 2019

Settlement Date:	September 27, 2019 (T+3)***

Date Interest Starts Accruing:	September 27, 2019

Interest Payment Dates:	Every January 15, April 15, July 15 and October 15, commencing January 15, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including September 27, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Specified Currency:	U.S. Dollars

Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business Day:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 15, 2021, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

CUSIP / ISIN:	708062 401 / US7080624015

Use of Proceeds:	The Company intends to use the net proceeds from this offering to reduce outstanding obligations under its Credit Facilities and/or SBA debentures, to invest in new or existing portfolio companies or for other general corporate or strategic purposes.

Joint Book-Running Managers:	Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC

Co-Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., Maxim Group LLC

Trustee, Paying Agent, and Security Registrar:	American Stock Transfer & Trust Company, LLC

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

Variable price reoffer. The underwriters propose to offer the Notes for sale, from time to time, in one or more negotiated transactions, at prices that may be different than par. These sales may occur at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices negotiated by the joint book-running managers or with approval from the joint book-running managers.

***

Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

This pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 7th Avenue, 4th Floor, New York, NY 10019, (telephone number: 1-800-966-1559) and Morgan Stanley & Co. LLC, 180 Varick Street, New York, NY 10014, Attention: Prospectus Department (telephone number: 1-866-718-1649, email: prospectus@morganstanley.com). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain this and other information about the Company and should be read carefully before investing.